SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT FORM

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934


Date of Report (Date of earliest event
reported) June 18, 2002

National Real Estate Limited Partnership
Income Properties
(Exact name of registrant as specified in its charter)


Wisconsin				01-14453
	39-1503893
(State or other Jurisdiction		(Commission File
		(IRS Employer
           of Organization)
  Number)			Identification Number)


1155 Quail Court, Pewaukee, Wisconsin		53072-3703
(Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including		(262) 695-1400
area code


Not Applicable
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

National Real Estate Limited Partnership Income
Properties (the Partnership) sold a self storage locker facility known as Tucson Lock-It-Lockers on June 18, 2002, to SGMP TV/Kolb Investors, LP for
 $1,850,000.

Tucson Lock-It-Lockers is located at 6560 E. Tanque
 Verde Road, Tucson, Arizona. Constructed in 1976,
Tucson Lock-It-Lockers is a self storage facility, on approximately 2.057 acres, consisting of approximately
49,865 net rentable square feet.

No relationship exists between SGMP TV/Kolb Investors,
LP, the purchaser, and National Real Estate Limited
Partnership Income Properties, the seller, or any of its affiliates, any director or officer of the Partnership, or any associate of any such director or officer.


Item 7.  Financial Statements and Exhibits


Page

Unaudited Pro Forma Financial Information........
....................................................
..............4

Balance Sheets (12/31/01 Actual and 12/31/01 Pro Forma)
.......................................................5

Income Statements (12/31/01 Actual and 12/31/01 Pro Forma)
..................................................6

Cash From Sale.....................................
.....................................................
.................7

Exhibits..........................................
..................................................
.........................7

Signatures......................................
...................................................
.........................8

Unaudited Pro Forma Financial Information

The following unaudited pro forma financial statements of the Partnership have been prepared to illustrate the effect of the sale of Tucson Lock-It-Lockers. The unaudited
December 31, 2001 pro forma Balance Sheet gives effect to the sale of Tucson Lock-It-Lockers as if it has occurred on
 January 1, 2001. The unaudited pro forma Statement of Income for the year ended December 31, 2001, gives effect to the sale of Tucson Lock-It-Lockers as if it had occurred on January 1, 2001.

The pro forma combined financial statements are presented for illustrative purposes only, and are not necessarily indicative of the financial position results of operations of the Partnership that would have been reported had the sale of Tucson Lock-It-Lockers occurred on the dates indicated, nor do they represent a forecast of the financial position of the Partnership at any future date, or the results of operations of the Partnership for any future period.



NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME PROPERTIES

(A Wisconsin Limited Partnership)
Statement of Net Assets in Liquidation
(Liquidation Basis)
(Unaudited)



      Actual December 31, 2001

      Pro forma December 31, 2001

ASSETS











Investment properties, at estimated liquidation value

$4,080,179

$2,068,812

              Buildings, improvements, and land



Cash and cash equivalents

296,983

1,886,046




Escrow deposits and other assets

36,458

24,240













        Total Assets

4,413,620

3,979,098











































LIABILITIES











Accrued expenses and other liabilities
Tenant security deposits
$116,862
4,223

$82,873
4,223

Accrued interest payable to individual general partner

108,639

108,639

Note payable to individual general partner

271,020

271,020

Deferred rent
39,803
14,650

Reserve for plaintiffs' attorney fees

77,199

77,199

Reserve for future liquidation expenses

159,924

159,924





       Total liabilities

777,670

718,528
       Net assets in liquidation




$3,635,950

$3,260,570









54








See notes to financial statements.






NATIONAL REAL ESTATE LIMITED PARTNERSHIP INCOME PROPERTIES
(A Wisconsin Limited Partnership)
Statement of Income
(Going Concern Basis)




(Unaudited)






Actual ended December 31,2001
Pro forma ended December 31,2001


INCOME







Operating income

$786,169

$416,292



Total income

786,169

416,292











OPERATING EXPENSES







Operating expenses

371,439

193,972



Administrative expenses

207,040

171,263



Depreciation
 143,662

80,790



Interest expense

32,988

32,988



Total expenses

755,129

479,013











Income  (Loss) from Operations

31,040

(62,721)



Other Income:







Interest income

9,296

9,266


Gain on sale


602,050



Net Income

$40,336

$548,595











Net Income attributable to
General Partners (3%)

$1,210

$16,458



Net Income attributable to
Limited Partners (97%)

$39,126

$532,137



              Per Limited Partnership
             Interests outstandingB9,004.15

$4.33

$59.10



See notes to financial statements.

Cash from Sale

Cash proceeds from the sale of Tucson Lock-It-Lockers will be distributed to the limited partners.


Exhibits

No exhibits accompany this filing.

Signature
Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

National Real Estate Limited Partnership Income Properties
Registrant


_________________
Date


___________________________________
By John Vishnevsky, General Partner